TO SECOND

                 		       AMENDED AND RESTATED

                 		      STOCKHOLDERS AGREEMENT



	  This   Second  Amendment  to  the  Second  Amended  and  Restated

Stockholders Agreement  ("SECOND  AMENDMENT")  dated  as  of April 16, 1996 among  Indian  Creek  Capital,  Ltd.  a Texas limited partnership  ("Indian

Creek"),  as assignee of Kenneth G. Fisher  ("Fisher"),  Gould  Electronics

Inc., an Ohio  corporation ("Gould"), for itself as assignee of Gould Inc.,

EFI International  Inc. ("EFI"), a Delaware corporation and Encore Computer

Corporation (the "CORPORATION"),  a Delaware corporation, amends the Second

Amended and Restated Stockholders Agreement  dated  as  of  March  17, 1995 among  Indian  Creek,  Gould,  and the Corporation, as amended by the First

Amendment to the Second Amended  and Restated Stockholders Agreement, dated

August 17, 1995  (as so amended, the  "ORIGINAL  STOCKHOLDERS  AGREEMENT").

Indian Creek, Gould, EFI and the Corporation agree as follows:

	  1.   AMENDMENT  TO  ORIGINAL  STOCKHOLDERS  AGREEMENT.  Paragraph

1(c)   of  the  Original  Stockholders  Agreement  is  hereby  amended   by

(i) deleting  the  word  "and"  appearing  immediately after the words "the

Second Amended and Restated Credit Agreement";  and  (ii)  adding the words

"the  First Amendment to the Second Amended and Restated Credit  Agreement,

dated February  14,  1996"  and  "the  Third  Amended  and  Restated Credit

Agreement  dated  as  of April 16, 1996" immediately after the words,  "the

Second Amended and Restated Credit Agreement".

	  2.   RATIFICATION.   Except  as amended by this Second Amendment,

the Original Stockholders Agreement is hereby ratified and confirmed in all respects.


	  3.   DELIVERY.  Indian Creek, Gould, EFI and the Corporation each agrees to execute and deliver such other documents or instruments which are necessary or desirable to evidence the matters  referred  to in this Second

Amendment.

	  4.   COUNTERPARTS.   This  Second  Amendment may be  executed  in

counterparts, each of which will constitute an  original but which together will constitute one and the same Second Amendment.

	  IN  WITNESS  WHEREOF,  the  parties  have  executed  this  Second

Amendment as of the date shown on the first page.


				   assignee of Kenneth G. Fisher


				   By: KENNETH G. FISHER
					Kenneth G. Fisher,
					a General Partner


				   GOULD ELECTRONICS, INC., as
				    assignee of Gould Inc.

				   By:
					Title:


				   ENCORE COMPUTER CORPORATION

				   By:
					Title:


				   EFI INTERNATIONAL INC.

				   By:
					Title